UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 22, 2005
(Date of earliest event reported)

USF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19791 (Commission File No.)	36-37906960 (IRS Employer Identification Number)

8550 West Bryn Mawr Avenue, Suite 700, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(773) 824-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On April 22, 2005, beginning at 8:30 a.m. Eastern Standard Time, USF Corporation (the “Company”) held a meeting for investors and analysts. The meeting was available on an audio webcast through the Company’s website, www.usfc.com, and will be available for 30 days. A transcript of the meeting is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     During the meeting, the Company stated that it would provide additional information concerning certain historical operating statistics related to Red Star and an estimate of Second Quarter 2005 merger-related expenses. The additional information is as follows:

1.	LTL pounds per day for the first quarter, 2005 compared to the fourth quarter, 2004 were up by 2.2% exclusive of USF Red Star, and LTL pounds in the first quarter, 2005 compared to the fourth quarter, 2004 were up by 8.1% exclusive of USF Red Star.

2.	Assuming the Company remained as a stand alone company, additional merger related expenses for the second quarter, 2005 are estimated to be approximately $6.5 million for legal, audit and financial advisors.

     Information in this Current Report that is being furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information furnished pursuant to Item 7.01 in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in Item 7.01 of this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information Item 7.01 of this Current Report contains is material investor information that is not otherwise publicly available.

Item  9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Exhibits.

99.1	Transcript of meeting for investors and analysts held on April 22, 2005.

____________________________

     On April 22, 2005, Yellow Roadway filed Amendment No. 1 to its Registration Statement on Form S-4, which contains a definitive proxy statement/prospectus relating to the proposed merger of USF with, and into, a wholly-owned subsidiary of Yellow Roadway Corporation. Yellow Roadway and USF will file other relevant documents concerning the proposed transaction with the SEC. Investors are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC because they will contain important information. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Yellow Roadway free of charge by requesting them in writing from Yellow Roadway or by telephone at (913) 696-6100. You may obtain documents filed with the SEC by USF free of charge by requesting them in writing from USF or by telephone at (773) 824-1000.

     Yellow Roadway and USF, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Yellow Roadway and USF in connection with the acquisition. Information about the directors and executive officers of Yellow Roadway and their ownership of Yellow Roadway stock is set forth in the proxy statement for the Yellow Roadway 2005 Annual Meetings of Stockholders. Information about the directors and executive officers of USF and their ownership of USF stock is set forth in the proxy statement for the USF 2004 Annual Meeting of Stockholders. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus.

     The information presented in this Current Report on Form 8-K may contain forward-looking contain statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “could”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of Yellow Roadway and USF, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the SEC by Yellow Roadway and USF; the parties’ ability to consummate the proposed merger with, to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate USF’s operations into Yellow Roadway’s operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction and the value of the transaction consideration; the Company’s expectations regarding a possible stock buyback; changes in federal or state regulation concerning or affecting the transportation industry; inflation, inclement weather, price and availability of fuel, competitor pricing activity, expense volatility, a downturn in general or regional economic activity, changes in equity and debt markets, the state of the economy; the parties’ obligations to contribute to union-sponsored multi-employer pension plans may be higher than expected; the impact of work rules, any obligations to multi-employer health, welfare and pension plans, wage requirements, potential efforts to unionize previously non-union operations of the company and employee satisfaction, labor shortages, disruptions, stoppages or any other deterioration in the parties’ relationships with employees may impair the parties’ businesses and any future acts or threats of terrorism or war. In particular, the expectations set forth in this communication regarding accretion and achievement of annual savings and synergies are only the parties’ expectations regarding these matters. Actual results could differ materially from these expectations depending on factors such as the combined company’s cost of capital, the ability of the combined company to identify and implement cost savings, synergies and efficiencies in the time frame needed to achieve these expectations, prior contractual commitments of the combined companies and their ability to terminate these commitments or amend, renegotiate or settle the same, the combined company’s actual capital needs, the absence of any material incident of property damage or other unforeseen merger or acquisition opportunities that could affect capital needs, the costs incurred in implementing synergies and the factors that generally affect the respective businesses of Yellow Roadway and USF as further outlined in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in each of the companies’ respective Annual Reports on Form 10-K. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither Yellow Roadway nor USF undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in Yellow Roadway’s and USF’s various SEC reports, including, but not limited to, each party’s Annual Report on Form 10-K for the year ended December 31, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USF CORPORATION
Date: April 25, 2005	By: /s/ Richard C. Pagano Richard C. Pagano Senior Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	Transcript of meeting for investors and analysts held on April 22, 2005.